Exhibit 23


Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K for the year ended November 30, 1996, into UAL's previously filed Form S-8 and Post
Effective Amendment No. 1 to Form S-8 Registration
Statement (File No. 33-44553) and Form S-8
Registration Statement (File No. 33-62749) for the
United Air Lines, Inc. Flight Attendant Employees'
401(k) Retirement Savings Plan.


                                     /s/   Arthur Andersen LLP

                                     Arthur Andersen LLP


Chicago, Illinois
May 23, 1997